Information for Pension Plans with an Accumulated Benefit Obligation in Excess of Plan Assets (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 43,854	¥ 3,596,000	¥ 3,659,000
Accumulated benefit obligation	43,000	3,526,000	3,627,000
Fair value of plan assets	5,451	447,000	432,000
Accumulated benefit obligation in excess of plan assets	$ 37,549	¥ 3,079,000	¥ 3,195,000